UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14A

__________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Abpro Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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PRELIMINARY COPY

Abpro Holdings, Inc.
100 Summit Drive
Burlington, MA 01803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2025

To the Stockholders of Abpro Holdings, Inc.:

The annual meeting of stockholders (the “Annual Meeting”) of Abpro Holdings, Inc. (the “Company”) will be held exclusively online via the Internet on [•], [•], 2025, at [•] a.m. Eastern Time. The purposes of the meeting are:

1.      To re-elect one Class I director (Proposal 1);

2.      To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2);

3.      To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio of one-for-ten (Proposal 3); and

4.      To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors (the “Board”) has fixed the close of business on [•], 2025 as the record date (the “record date”) for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. On the record date, there were 81,150,000 shares of the Company’s common stock, par value $0.0001 per share (“common stock”), issued and 80,166,667 shares outstanding.

The accompanying proxy statement for the Annual Meeting (the “proxy statement”) contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

The proxy statement for the Annual Meeting is dated            , 2025 and is being distributed or made available to stockholders on or about that date.

The Annual Meeting will be presented exclusively online at https://www.cstproxy.com/abpro/[•]. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions to management during the Annual Meeting by visiting https://www.cstproxy.com/abpro/[•] and entering the 12-digit control number received with your proxy card. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting starts.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the proxy statement and the proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2025:    The Company’s Notice of Annual Meeting of Stockholders, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at https://www.cstproxy.com/abpro/[•].

By order of the Board of Directors,
/s/ Miles Suk
Woburn, Massachusetts	Miles Suk
Date: , 2025	Chief Executive Officer

ABPRO HOLDINGS, INC.
Proxy Statement
For the Annual Meeting of Stockholders
To Be Held on [•], 2025

i

PRELIMINARY COPY

ABPRO HOLDINGS, INC.
100 Summit Drive
Burlington, MA 01803
1-800-396-5890

PROXY STATEMENT FOR THE
2025 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

2025 Annual Meeting of Stockholders

This proxy statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Abpro Holdings, Inc. (“we,” “us,” the “Company” or “New Abpro”), which will be held on [•], [•], 2025, at [•] a.m. Eastern Time virtually via the Internet at https://www.cstproxy.com/abpro/[•]. You will need to enter the 12-digit control number received with your proxy card to enter the Annual Meeting via the online web portal.

By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically and submit your questions to management during the Annual Meeting.

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) are available to stockholders at https://www.cstproxy.com/abpro/[•]. The proxy statement for the Annual Meeting (the “proxy statement”) contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement for the Annual Meeting is dated            , 2025 and is being distributed or made available to stockholders on or about that date.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

•        Proposal 1:    To re-elect one Class I director nominated by our Board and named in this proxy statement to serve until our 2028 annual meeting of stockholders;

•        Proposal 2:    To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2025; and

•        Proposal 3:    To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (“common stock”), at a ratio of one-for-ten.

Our “named executive officers” in this proxy statement, as determined under applicable SEC rules for smaller reporting companies like the Company, are:

•        Miles Suk, our Chief Executive Officer and Chairman of the Board;

•        Ian Chan, our former Chief Executive Officer;

•        Robert Markelewicz, Chief Medical Officer; and

•        Christian Zapf, our former Senior Vice President Corporate Development and former General Counsel.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 39 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit stockholders’ proposals and director nominees for the 2025 annual meeting of stockholders.

If you have any questions, require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations
Abpro Holdings, Inc.
100 Summit Drive
Burlington, MA 01803
1-800-396-5890
ir@abpro.co

EXPLANATORY NOTE

On November 13, 2024, Atlantic Coastal Acquisition Corp. II (“ACAB”) completed a series of transactions that resulted in the combination (the “Business Combination”) of ACAB with Abpro Corporation, a Delaware corporation (“Abpro Corporation”), pursuant to the previously announced Business Combination Agreement, dated December 11, 2023, amended by an amendment dated September 4, 2024 (the “BCA”), by and among ACAB, Abpro Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of ACAB (“Merger Sub”), and Abpro Corporation (the “Closing”), following the approval at the special meeting of the shareholders of ACAB held on November 7, 2024 (the “Special Meeting”). On November 12, 2024, pursuant to the BCA, and as described in greater detail in the Company’s final prospectus and definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 18, 2024, Merger Sub merged with and into Abpro Corporation, with Abpro Corporation surviving the merger as a wholly owned subsidiary of ACAB, and ACAB changed its name to “Abpro Holdings, Inc.”

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

General

The Board is currently composed of five directors divided into three classes with staggered three-year terms as shown below.

Director Class	Directors in the Class	Annual Meeting at which Term of Office Expires
Class I	Ian McDonald	2025
Class II	Anthony D. Eisenberg; Soo Young Lee	2026
Class III	Ian Chan; J. Wook (Miles) Suk	2027

There are no family relationships among any of our directors or executive officers.

Nominee for Re-Election as Class I Director at the Annual Meeting

This year’s nominee for re-election to the Board as a Class I director is Ian McDonald, to serve until our 2028 annual meeting of stockholders, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal. The nominee is currently a member of our Board and has agreed to serve as a director if elected, and we have no reason to believe that the nominee will be unable to serve if elected.

Name	Age	Positions and Offices Held with Company	Director Since	Other Public Boards(1)
Ian McDonald	38	Director	2024	1

____________

(1)      Number of other boards of directors of public companies on which the director currently serves.

Below is additional information about the nominee as of the date of this proxy statement, including business experience, public company director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our nominating and corporate governance committee and our Board to determine that he or she should continue to serve as one of our directors.

Ian McDonald has served as a director of New Abpro since the Business Combination. Mr. McDonald has also served as the Chief Executive Officer and as a director of Bright Minds Biosciences Inc. (Nasdaq: DRUG) since 2017. Previously, he served on the management team at a TSX-listed gold mining company, Avnel Gold, from August 2016 to September 2017. In that capacity, Mr. McDonald developed and implemented the corporate strategy as it relates to M&A and capital markets resulting in a $160 million sale within one year. Previously, he worked in a senior role at a Canadian Investment Bank and in private equity in Vancouver, London and Toronto. Under McDonald’s guidance, clients raised hundreds of millions of dollars in capital. Mr. McDonald has served as a member of the Board of Directors of several TSX Venture Exchange, Canadian Securities Exchange-listed and private companies. Mr. McDonald has a B.A. in Business from Arizona State University. We believe Mr. McDonald’s experience as an executive and board member of a publicly traded company and in the biosciences industry makes him well-qualified to serve on our board of directors.

Required Vote and Recommendation of the Board for Proposal 1

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our directors. The nominee receiving the most FOR votes among votes properly cast at the Annual Meeting will be elected to the Board as a Class I director. You may vote FOR or WITHHOLD on the nominee for election as a director. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of Mr. McDonald to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a Class I director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

The Board unanimously recommends that you vote FOR the election of
Ian McDonald to the Board.

Continuing Directors Not Standing for Election at the Annual Meeting

Certain information about those directors whose terms do not expire at the Annual Meeting and who will otherwise continue to serve on the Board is furnished below, including their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and the Board to determine that the directors should serve as one of our directors. The age of each director as of the record date is provided in the following table.

Name	Age	Positions and Offices Held with Company	Director Since	Other Boards(1)
J. Wook (Miles) Suk	56	Chief Executive Officer, Director and Chairman of the Board	2024	0
Ian Chan	52	Director	2024	0
Anthony D. Eisenberg	43	Director	2024	0
Soo Young Lee	53	Director	2024	0

____________

(1)      Number of other boards of directors of public companies on which the director currently serves.

Class II Directors (Terms Expire in 2026)

Anthony D. Eisenberg has served as a director of New Abpro since the Business Combination. Prior to the Business Combination, Mr. Eisenberg served as ACAB’s Chief Strategy Officer and served as a director of ACAB since January 2022. Mr. Eisenberg also served as Chief Strategy Officer and a director of ACA I from February 2021 to October 2023. Since 2013, Mr. Eisenberg has managed Tappan Street, a multi-strategy family office with expertise in environmental, social and corporate governance principles and private market investments. Since March 2020, Mr. Eisenberg has also served on the board of advisors of Komma, a mobility company targeting the urban mobility vehicle market. From 2013 to 2019, Mr. Eisenberg served on the board of advisors of Michigan Income Principal-Protected Growth Fund, an impact investing fund in partnership with the State of Michigan and the US Department of Treasury and led the firm’s development activities. Mr. Eisenberg began his career in politics working in the Office of U.S. Senator Debbie Stabenow, Patton Boggs and the D.C. based research group Marwood Group, prior to his principal investing career, which began at the hedge fund Christofferson Robb & Company. Mr. Eisenberg holds an M.B.A. in Finance from Georgetown University-The McDonough School of Business, a J.D. from the University of Michigan Law School and a B.B.A. in Finance and Political Science from the University of Miami. We believe Mr. Eisenberg’s experience in public policy and expertise in private market investments makes him well-qualified to serve on our Board.

Soo Young Lee has served as a director of New Abpro since the Business Combination. Mr. Lee has also served as a senior vice president and head of the new drug division of Celltrion Inc., a leading Korean biopharmaceutical company, since April 2022. From January 2019 to March 2022, Mr. Lee served as a vice president and head of the vaccine and non-clinical department of Celltrion Inc. Mr. Lee has also served on the board of directors of A&G Pharmaceuticals, Inc., a pharmaceutical company specializing in the development of products that improve cancer detection, diagnosis, and treatment, since April 2022. Mr. Lee earned a master’s degree from Hanyang University in biochemical engineering, and he earned a Ph.D. from Inha University in biochemical engineering. We believe that Mr. Lee’s experience in drug development, and his previous service on the board of directors of a pharmaceutical company, qualify him to serve as a member of the board of directors.

Class III Directors (Terms Expire in 2027)

Jin Wook (Miles) Suk has served as the Chief Executive Officer of New Abpro since March 2025 and as a member of the Board of New Abpro since the Business Combination, and previously served as a member of Abpro Corporation’s board of directors since January 2020 and as Co-Chief Executive Officer since September 2024. From September 2011 to September 2019, Mr. Suk served on the board of directors, and as a senior director and advisor, of Gan & Lee Pharmaceuticals Co., Ltd., a public pharmaceutical company specializing in the development, production, and commercialization of insulin analogs and medical devices. Mr. Suk co-founded Bio CND Inc., a pharmaceutical company, which was later acquired. Mr. Suk also has extensive experience in licensing, strategic alliance, and co-development deals at LG Life Sciences, Ltd., a company engaged in manufacturing, supply, and distribution of pharmaceutical products, animal health products and specialty chemicals. Mr. Suk earned a B.S. in Microbiology from Michigan State University. We believe that Mr. Suk’s business experience, and his previous service on the board of directors of a public company in the industry, qualify him to serve as a member of the board of directors.

Ian Chan has served as a member of the Board of New Abpro since the Business Combination and previously served as the Chief Executive Officer of New Abpro from the Business Combination until March 2025, and previously served as Abpro Corporation’s Chief Executive Officer from January 2020 to March 2025 and served on its board of directors since co-founding Abpro Corporation in 2004 until March 2025. Mr. Chan previously served as Abpro Corporation’s Chief Executive Officer from 2004 to 2018 and Chairman of its board of directors from 2004 to January 2020. Mr. Chan served as co-Chief Executive Officer and as a director of Abpro Bio. Co. Ltd. (KOSDAQ: 195990) from August 2019 to president. Mr. Chan earned an A.B. in Biology and Economics from Brown University and an M.B.A. from the Harvard Business School. We believe Mr. Chan’s experience on Abpro Corporation’s board of directors and as Abpro Corporation’s Chief Executive Officer, as well as his experience in the industry, qualifies him to serve on the board of directors.

CORPORATE GOVERNANCE

Independent Directors

As a result of our common stock being listed on Nasdaq, we adhere to the listing rules of Nasdaq in affirmatively determining whether a director is independent. The Nasdaq listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Each of the directors other than Mr. Chan and Mr. Suk qualify as independent directors as defined under the listing rules of Nasdaq, and our board consists of a majority of independent directors, as defined under the rules of the SEC and Nasdaq Listing Rules relating to director independence requirements. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit committee, the compensation committee, and the nominating and corporate governance committee, as discussed below.

Board Committees

The Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. The Board and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time as appropriate. The independent directors of the Board also hold separate regularly scheduled executive session meetings at least twice a year at which only independent directors are present. The Board has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full Board. Each current member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq Listing Rules described above and SEC rules and regulations. Copies of the charters for each committee are available on the investor relations portion of New Abpro’s website at www.abpro.co. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The following table provides the current membership of the committees of the Board and meeting information for each of the committees of the Board.

Committee	Chair	Other Members
Audit Committee	Anthony D. Eisenberg	Ian McDonald; Soo Young Lee
Compensation Committee	Anthony D. Eisenberg	Ian McDonald; Soo Young Lee
Nominating and Corporate Governance Committee	Anthony D. Eisenberg	Ian McDonald; Soo Young Lee

The primary responsibilities of each committee are described below.

Audit Committee

The members of the audit committee are Mr. Eisenberg, Mr. McDonald, and Mr. Lee, with Mr. Eisenberg serving as chair. Our Board has determined that each of the members of the audit committee is an “independent director” as defined by, and meets the other requirements of the Nasdaq Listing Rules applicable to members of an audit committee and Rule 10A-3(b)(i) under the Exchange Act, including that each member of the audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the Board examined each audit committee member’s scope of experience and the nature of their prior and current employment. The audit committee meets on at least a quarterly basis. Both the combined Company’s independent registered public accounting firm and management periodically meet privately with our audit committee. Our audit committee met twice in 2024 following the Closing of the Business Combination on November 13, 2024.

The primary purpose of the audit committee is to discharge the responsibilities of the Board with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered accounting firm. Specific responsibilities of our audit committee include:

•        assisting the Board in the oversight of (i) accounting and financial reporting processes of New Abpro and the audits of the financial statements of New Abpro, (ii) preparation and integrity of the financial statements of New Abpro, (iii) compliance by New Abpro with financial statement and regulatory requirements, (iv) performance of New Abpro’s internal finance and accounting personnel and its independent registered public accounting firms, and (v) qualifications and independence of New Abpro’s independent registered public accounting firms;

•        reviewing with each of the internal and independent registered public accounting firms the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation;

•        reviewing and discussing with management and internal auditors New Abpro’s system of internal control and discussing with the independent registered public accounting firm any significant matters regarding internal controls over financial reporting that have come to its attention during the conduct of its audit;

•        reviewing and discussing with management, internal auditors and independent registered public accounting firm New Abpro’s financial and critical accounting practices, and policies relating to risk assessment and management;

•        receiving and reviewing reports of the independent registered public accounting firm discussing (i) all critical accounting matters in the firm’s audit of New Abpro’s financial statements, (ii) all alternative treatments of financial information within U.S. GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, and (iii) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

•        reviewing and discussing with management and the independent registered public accounting firm the annual and quarterly financial statements and section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of New Abpro prior to the filing of New Abpro’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q;

•        reviewing, or establishing, standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to analysts and rating agencies;

•        discussing with management and the independent registered public accounting firm any changes in New Abpro’s critical accounting principles and the effects of alternative U.S. GAAP methods, off-balance sheet structures and regulatory and accounting initiatives;

•        reviewing material pending legal proceedings involving New Abpro and other contingent liabilities;

•        meeting periodically with the Chief Executive Officer, Chief Financial Officer, the senior internal auditing executive and the independent registered public accounting firm in separate executive sessions to discuss results of examinations;

•        reviewing and approving all transactions between New Abpro and related parties or affiliates of the officers of New Abpro requiring disclosure under Item 404 of Regulation S-K prior to New Abpro entering into such;

•        establishing procedures for the receipt, retention and treatment of complaints received by New Abpro regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters;

•        reviewing periodically with New Abpro’s management, the independent registered public accounting firm and outside legal counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding New Abpro’s financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities; and

•        establishing policies for the hiring of employees and former employees of the independent registered public accounting firm.

Audit Committee Financial Expert

Our Board has determined that Mr. Eisenberg qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and meets the financial sophistication requirements of the Nasdaq Listing Rules. In making this determination, our Board considered Mr. Eisenberg’s formal education, training, and previous experience in financial roles.

Compensation Committee

The members of the compensation committee are Mr. Eisenberg, Mr. McDonald, and Mr. Lee, with Mr. Eisenberg serving as chair. Our Board has determined that each of the members is an “independent director” as defined by the Nasdaq Listing Rules applicable to members of a compensation committee. The Board has determined that each of the members of the compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the independence requirements of Nasdaq. The compensation committee meets from time to time to consider matters for which approval by the committee is desirable or is required by law. Our compensation committee did not meet in 2024 because it was formed in connection with the Closing of the Business Combination on November 13, 2024.

Specific responsibilities of our compensation committee include:

•        reviewing the performance of the Chief Executive Officer and executive management;

•        assisting the Board in developing and evaluating potential candidates for executive positions (including Chief Executive Officer);

•        reviewing and approving goals and objectives relevant to the Chief Executive Officer and other executive officer compensation, evaluating the Chief Executive Officer’s and other executive officers’ performance in light of these corporate goals and objectives, and setting Chief Executive Officer and other executive officer compensation levels consistent with its evaluation and New Abpro’s philosophy;

•        approving the salaries, bonuses and other compensation for all executive officers;

•        reviewing and approving compensation packages for new corporate officers and termination packages for corporate officers as requested by management;

•        reviewing and discussing with the Board and senior officers plans for officer development and corporate succession plans for the Chief Executive Officer and other senior officers;

•        reviewing and making recommendations concerning executive compensation policies and plans;

•        reviewing and recommending to the Board the adoption of or changes to the compensation of New Abpro’s directors;

•        reviewing and approving the awards made under any executive officer bonus plan, and providing an appropriate report to the Board;

•        reviewing and making recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans, and, except as otherwise delegated by the Board, acting as the “Plan Administrator” for equity-based and employee benefit plans;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for New Abpro’s executive officers and employees;

•        reviewing and making recommendations concerning executive compensation policies and plans;

•        reviewing and recommending to the Board the adoption of or changes to the compensation of New Abpro’s directors;

•        reviewing and approving the awards made under any executive officer bonus plan, and providing an appropriate report to the Board;

•        reviewing and making recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans, and, except as otherwise delegated by the Board, acting as the “Plan Administrator” for equity-based and employee benefit plans;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for New Abpro’s executive officers and employees;

•        reviewing periodic reports from management on matters relating to New Abpro’s personnel appointments and practices;

•        assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;

•        issuing an annual Report of the Compensation Committee on Executive Compensation for New Abpro’s annual proxy statement in compliance with applicable SEC rules and regulations;

•        annually evaluating the committee’s performance and the committee’s charter and recommending to the Board any proposed changes to the charter or the committee; and

•        undertaking all further actions and discharging all further responsibilities imposed upon the committee from time to time by the Board, the federal securities laws or the rules and regulations of the SEC.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Mr. Eisenberg, Mr. McDonald, and Mr. Lee, with Mr. Eisenberg serving as chair. The Board determined that each of the members is an “independent director” as defined by the Nasdaq Listing Rules applicable to members of a nominating committee. The nominating and corporate governance committee meets from time to time to consider matters for which approval by the committee is desirable or is required by law. Our nominating and corporate governance committee did not meet in 2024 because it was formed in connection with the Closing of the Business Combination on November 13, 2024.

Specific responsibilities of our nominating and corporate governance committee include:

•        developing and recommending to the Board the criteria for appointment as a director;

•        identifying, considering, recruiting and recommending candidates to fill new positions on the Board;

•        reviewing candidates recommended by stockholders;

•        conducting the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates; and

•        recommending director nominees for approval by the Board and election by the stockholders at the next annual meeting.

The nominating and corporate governance committee will recommend to the board of directors candidates for nomination for election at the annual meeting of the stockholders. In identifying and evaluating potential candidates, the nominating and corporate governance committee will consider several factors, including, without limitation, high personal and professional integrity, strong ethics and values, the ability to make mature business judgments, experience in corporate management such as serving as an officer or former officer of a publicly held company, experience as a board member of another publicly held company, professional and academic experience relevant to our business, leadership skills, experience in finance and accounting, or executive compensation practices, whether candidate has the time required for preparation, participation and attendance at board of directors meetings and committee meetings, if applicable, independence, and the ability to represent the best interests of New Abpro’s stockholders.

Board Meetings and Attendance

Our directors were appointed in connection with the Closing of the Business Combination on November 13, 2024, and therefore the Board did not meet during the year ended December 31, 2024.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual stockholder meetings. We did not hold an annual stockholders meeting in 2024.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is or has ever been an officer or employee of the Company. No executive officer of the Company serves as a member of the Board or compensation committee of any other entity that has one or more executive officers serving as a member of the Board or our compensation committee.

Board Role in Risk Oversight

One of the key functions of our Board is informed oversight of its risk management process. The Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss the combined company’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee will also monitor compliance with legal and regulatory requirements. Our compensation committee will also assess and monitor whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements. Our nominating and corporate governance committee will monitor the effectiveness of our governance guidelines and provide oversight with respect to corporate governance.

Oversight of Cybersecurity Risks

We face a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in our Registration Statement on Form S-1 filed with the SEC on December 23, 2024. The Audit Committee is central to the Board’s oversight of cybersecurity risks and bears the primary responsibility for this domain as part of its broader responsibility for risk assessment and management. The Audit Committee is responsible for escalating significant cybersecurity matters and strategic risk management decisions to the Board, granting the Board comprehensive oversight and the ability to provide guidance on critical cybersecurity issues. Further, our management team works with our Audit Committee and Board to evaluate and address cybersecurity risks in alignment with our business objectives and operational needs. We believe this division of responsibilities is the most effective approach for addressing our cybersecurity risks and that our Board leadership structure supports this approach.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees in accordance with applicable federal securities laws. A copy of our code of ethics is available on our website at www.abpro.co. We also intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code of ethics rather than by filing a Current Report on Form 8-K.

Employee, Officer and Director Hedging; Insider Trading; 10b5-1 Plans and Pledging

We do not have formal stock ownership guidelines for our executive officers, because the compensation committee is satisfied that stock and option holdings among our executive officers provide motivation and align this group’s interests with those of our stockholders.

Our insider trading policy prohibits our Board members, officers, employees and consultants from engaging in (a) transactions involving options on our securities, such as puts, calls and other derivative securities, whether on an exchange or in any other market, and (b) hedging transactions, such as collars and forward sale contracts.

We have authorized our executive officers to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer (“broker”) that we designate. As of the record date, one of our directors had a trading plan in effect. These plans may include specific instructions for the broker to exercise vested options and sell our common stock on behalf of the executive officer or director at certain dates if our stock price is above a specified level or both. Under these plans, the executive officer or director no longer has control over the decision to exercise and sell the securities in the plan, unless he or she amends or terminates the trading plan during a trading window. Plan modifications are not effective until the 31st day after adoption. The purpose of these plans is to enable executive officers to recognize the value of their compensation and diversify their holdings of our stock during periods in which the executive officer or director would be unable to sell our common stock because material information about us had not been publicly released.

Our insider trading policy prohibits our Board members, officers, employees and consultants from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan. However, in extraordinary situations where a person wishes to pledge Company securities as collateral for a loan (other than a margin loan) and can clearly demonstrate the financial capacity to repay the loan without resort to the pledged Company securities, an exception may be granted.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

Clawback Policy

Effective October 2023, ACAB adopted a Clawback Policy (the “Clawback Policy”). Under the policy, in the event New Abpro is required to prepare an accounting restatement due to material noncompliance of New Abpro with any financial reporting requirement under the U.S. federal securities laws, the Board will take, in its discretion, such action it deems necessary to recover from its executive officers who received incentive-based compensation, based on performance in a year for which New Abpro is required to prepare restated financial statements, the excess of what would have been paid to the executive officer under the accounting restatement. This applies during a lookback period of three years, and the amounts to be reclaimed are as determined by the Board in its sole discretion. For purposes of the Clawback Policy, an executive officer is any of New Abpro’s officers who are required, or who have been required during the immediately preceding three calendar years, to file reports pursuant to Section 16 of the Exchange Act as well as New Abpro’s Chief Legal Officer, if not included. This policy may, in certain circumstances, be applied to other current or former employees whose actions or omissions contributed to the circumstances requiring the restatement and also involved willful misconduct or a willful violation of any of New Abpro’s rules. Additionally, if the Board determines that detrimental conduct has occurred that results in a material adverse impact, any incentive compensation paid during the prior year may be subject to clawback. Incentive compensation excludes base salary and other compensation but includes equity compensation and bonuses.

In October 2022, the SEC adopted new Rule 10D-1 under the Exchange Act, which requires national securities exchanges, including Nasdaq, to establish listing standards relating to executive officer incentive compensation clawback and disclosure rules. In February 2023, Nasdaq released its final version of the proposed listing standards, which require listed companies to adopt, no later than December 1, 2023, clawback policies providing for the recovery of erroneously awarded incentive-based compensation.

As detailed in the Form 10-K filed with the SEC on April 15, 2025, we restated the consolidated financial statements as of the periods ended September 30, 2024, December 31, 2023 and December 31, 2022 to reflect the corrected accrued expenses, total liabilities and accumulated deficit balances. Recovery was not required pursuant to the Clawback Policy as a result of this restatement because no incentive-based compensation was awarded or would have been received by any person subject to the Clawback Policy based on the matters covered by this restatement.

Limitation of Liability and Indemnification

Our restated certificate of incorporation contains provisions that limit the liability of our directors and officers for damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, and our officers will not be personally liable to our stockholders for monetary damages for breach of fiduciary duty as an officer, in each case except for any liability for:

•        any breach of the director’s or officer’s duty of loyalty to us or our stockholders;

•        any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law;

•        any transaction from which the director or officer derived an improper personal benefit; and

•        an illegal dividend, stock repurchase or redemption under Section 174 of the DGCL.

Our restated certificate of incorporation requires us to indemnify and advance expenses to, to the fullest extent permitted by applicable law, our directors, officers and agents. We also maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. Finally, our restated certificate of incorporation prohibits any retroactive changes to the rights or protections or increasing the liability of any director in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

In addition, we have entered into separate indemnification agreements with each of our directors and officers. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one our directors or officers or any other company or enterprise to which the person provides services at our request.

We believe these provisions in our restated certificate of incorporation are necessary to attract and retain qualified persons as directors and officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and any persons who own more than 10% of our common stock to file reports of ownership of, and transactions in, our common stock with the SEC and furnish copies of such reports to us. Based solely on our reviews of the copies of such forms and amendments thereto furnished to us and on written representations from officers, directors, and any other person whom we understand owns more than 10% or our common stock, we found that during 2024, all Section 16(a) filings were made with the SEC on a timely basis except that one Form 3 was filed late for Ian Chan and one Form 4 was filed late for Ian Chan.

Communications to the Board

Stockholders and other parties interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director or to the independent directors generally, care of Abpro Holdings, Inc., 100 Summit Drive, Burlington, MA 01803. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

Director Compensation

None of ACAB’s directors received compensation for services rendered to ACAB during the year ended December 31, 2024. ACAB provided reimbursement to its non-employee directors for their reasonable expenses incurred in attending meetings of the ACAB board of directors and its committees.

None of Abpro Corporation’s non-employee directors received compensation for services rendered to Abpro Corporation during the year ended December 31, 2024.

Following the Business Combination, the non-employee directors of New Abpro are Anthony D. Eisenberg, Soo Young Lee, and Ian McDonald. None of New Abpro’s non-employee directors received compensation for services rendered to New Abpro during the year ended December 31, 2024.

In April 2025, our Board approved a Non-Executive Director Compensation Policy (the “Director Compensation Policy”). Under the Director Compensation Policy, we pay non-employee directors a cash retainer for service on our Board and for service on each committee of which the director is a member. The chairperson of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly instalments on the last day of each calendar quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our Board.

The following table describes our current non-employee director compensation program, which consists of annual cash retainers payable in arrears in four equal quarterly instalments on the last day of each calendar quarter:

Term	Compensation
Annual Board Cash Retainer	$40,000
Additional Retainers for Committee Chairs
• Audit	$15,000
• Compensation	$10,000
• Nominating and Corporate Governance	$8,000
Additional Retainers for Committee Members
• Audit	$7,500
• Compensation	$5,000
• Nominating and Corporate Governance	$4,000

In addition, under the Director Compensation Policy, each non-employee director upon initial appointment or election to the Board will receive an initial equity award of 60,600 stock options under the Abpro Holdings, Inc. 2024 Equity Incentive Plan (“2024 Incentive Plan”). Each initial award for non-employee directors will be made on the date of such director’s appointment or election to the Board. Further, on the date of each annual meeting of stockholders, each non-employee director then serving on our Board will receive an annual equity award of 30,300 stock options under the New Abpro Incentive Plan. Each initial equity award and annual equity award will vest on the first anniversary of the date of grant. Each initial equity award and annual equity award will accelerate in full upon a change in control. In accordance with the Director Compensation Policy, in July 2025, each non-employee director, including Anthony D. Eisenberg, Soo Young Lee, Ian McDonald and Ian Chan received 60,600 stock options.

We reimburse non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our Board and any committee of our Board on which they serve and other business related to the Board. We also reimburse non-employee directors for reasonable travel and other expenses authorized by the Board or a committee of the Board that are incurred in connection with attendance at various conferences or meetings with our management, in accordance with our travel policy.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Wolf & Company, P.C.

The audit committee of the Board has selected Wolf & Company, P.C. (“Wolf”), an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2025, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Wolf has served as our independent registered public accounting firm since December 9, 2024.

Representatives of Wolf are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or laws require stockholder ratification of the appointment of Wolf as our independent registered public accounting firm. However, the audit committee of the Board is submitting the appointment of Wolf to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of the Board will reconsider whether or not to retain Wolf. Even if the selection is ratified, the audit committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Change in Our Independent Registered Accounting Firm in December 2024

On December 9, 2024, the audit committee of the Board approved the appointment of Wolf as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2024. Wolf served as the independent registered public accounting firm of Abpro Corporation prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), the independent registered public accounting firm of ACAB prior to the Business Combination, was informed on December 9, 2024 that it would be replaced by Wolf as the Company’s independent registered public accounting firm. On November 1, 2024, CBIZ CPAs P.C. (“CBIZ”) acquired the audit business of Marcum.

Marcum’s audit reports on ACAB’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of this report, there were no disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between ACAB and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to such disagreements in its audit reports.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the following material weaknesses which ACAB identified in its internal control over financial reporting: failure to timely file tax returns, utilizing cash withdrawn from the trust account for tax obligations for operating purposes, and over-accrual of expenses.

Required Vote and Recommendation of the Board for Proposal 2

For the selection by the audit committee of Wolf as the independent registered public accounting firm of the Company for the year ending December 31, 2025 to be ratified, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 2. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal. Brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of Wolf will have discretionary voting authority with respect to this matter.

The Board unanimously recommends that you vote FOR Proposal 2.

Independent Registered Public Accounting Firm’s Fees and Services

As described above, Wolf was appointed as our independent registered accounting firm in December 2024, upon the dismissal of Marcum (now CBIZ). Wolf has audited the financial statements of Abpro Corporation since 2023. The fees of Wolf presented below are not representative of the fees to be billed by Wolf for New Abpro as a public company, but are presented solely to provide our stockholders with a basis to understand our historical relationship with Wolf.

The following table presents the aggregate fees billed by Wolf and Marcum (including Abpro Corporation, in the case of Wolf), for the fiscal years ended December 31, 2024 and 2023. These fees are categorized as audit fees, audit-related fees, tax fees and all other fees. The nature of the services provided in each category is described following the table.

	Year Ended December 31,
	2024(5)	2024(6)	2023(7)
Audit Fees(1)	$525,000	$82,400	$136,380
Audit Related Fees(2)	351,000	—	32,000
Tax Fees(3)	26,000	—	4,000
All other fees(4)	—	141,325	184,000
Total fees	$902,000	$223,725	$356,380

____________

(1)      Consists of fees billed in connection with the audit of our year-end financial statements, review of the interim financial statements included in our quarterly reports, and services normally provided in connection with regulatory filings.

(2)      Consists of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Includes fees billed in connection with the review of our Registration Statement on Form S-4 and Current Report on Form 8-K.

(3)      Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, as well as technical tax advice related to federal and state income tax matters, assistance with sales tax and assistance with tax audits.

(4)      All other fees paid for services rendered that are not reported under “Audit Fees,” “Audit Related Fees,” or “Tax Fees.”

(5)      Represents fees billed by Wolf to Abpro Corporation for the year ended December 31, 2024. Includes fees paid by Abpro Corporation for the 2023 and 2022 audits and for the review of the financial statements for the periods ended March 31, 2024, June 30, 2024, and September 30, 2024 and 2023, which were performed during the year ended December 31, 2024.

(6)      Represents fees billed by Marcum for the year ended December 31, 2024.

(7)      Represents fees billed by Marcum for the year ended December 31, 2023.

Pre-Approval Policies and Procedures of the Audit Committee

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Prior to the Business Combination, all of the services listed in the table above provided by Marcum and Wolf were approved by ACAB and Abpro Corporation, respectively, in accordance with each company’s policies then in effect.

PROPOSAL 3

APPROVAL OF REVERSE STOCK SPLIT

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Certificate of Incorporation to authorize our management to effect a reverse stock split (the “Reverse Stock Split Charter Amendment”) of our issued and outstanding shares of our common stock at a specific ratio of one-for-ten (the “Split Ratio” and such reverse stock split at the Split Ratio, the “Reverse Stock Split”). A vote for this Proposal 3 will constitute approval of the Reverse Stock Split that, once authorized by management and effected by filing the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, will combine 10 shares of our common stock into one share of our common stock. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our common stock issued and outstanding. As used herein, “management” means the Company’s Chief Executive Officer.

Accordingly, stockholders are asked to adopt and approve the Reverse Stock Split Charter Amendment, in substantially the form set forth in Appendix A of this Proxy Statement, to effect the Reverse Stock Split as set forth in the Reverse Stock Split Charter Amendment, subject to management’s determination, in its sole discretion, whether or not to implement the Reverse Stock Split, provided that the Reverse Stock Split must be effected on or prior to the one-year anniversary date of the Annual Meeting. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as management deems necessary or advisable to implement the Reverse Stock Split.

If adopted and approved by the holders of our outstanding common stock, the Reverse Stock Split would be applied at the Split Ratio prior to the one-year anniversary date of the Annual Meeting. The Company’s management team reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Stock Split

Avoid Delisting from Nasdaq.    As we have previously reported, on April 2, 2025, the Company received a notice (the Minimum Bid Price Notice”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based on the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on Nasdaq. Nasdaq Listing Rule 5450(a)(1) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days. The Company has been provided an initial compliance period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of 10 consecutive business days prior to September 29, 2025. If the Company does not regain compliance by September 29, 2025, the Company may be eligible for an additional 180 calendar day compliance period. If the Company does not regain compliance within the compliance period(s), including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that the Company’s common stock will be subject to delisting.

Our Board believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq and regain compliance with the Minimum Bid Price Requirement. Accordingly, the Board has approved resolutions proposing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split and directed that it be submitted to our stockholders for adoption and approval at the Annual Meeting. Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our common stock from trading. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an OTC market. Many investors likely would not buy or sell our common stock due to difficulty in accessing OTC markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other reasons.    The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our common stock and may encourage interest and trading in our common stock. The Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Stock Split could help increase analyst and broker interest in the common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock and have the desired effect of maintaining compliance with Nasdaq’s Minimum Bid Price Requirement.

If the Reverse Stock Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to maintain compliance with Nasdaq’s Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty. The history of similar reverse stock splits for companies in similar circumstances is varied. It is possible that (i) the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Stock Split may not result in a per share price or market capitalization that would attract brokers and investors who do not trade in lower priced stocks or valued companies. Even if the Reverse Stock Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our common stock after the Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Stock Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

The proposed Reverse Stock Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split will increase the proportion of authorized but unused shares, potentially leading to dilution and a decline in stock price.

In addition, the Reverse Stock Split would reduce the number of outstanding shares of our common stock without reducing the number of shares of available but unissued common stock, increasing the number of authorized but unissued shares of our common stock. Therefore, the number of shares of our common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our common stock following the Reverse Stock Split. The Board may authorize the issuance of the remaining authorized and unissued shares without further stockholder action for a variety of purposes, except as such shareholder approval may be required in particular cases by our Certificate of Incorporation, applicable law, or the rules of any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing shareholders and may cause a decline in the trading price of our common stock.

Determination of the Ratio for the Reverse Stock Split

If Proposal 3 is approved by stockholders and management determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Stock Split at the Split Ratio. In determining which ratio to use, management considered numerous factors, including the historical and projected performance of our common stock, the effect of the ratio on our compliance with other Nasdaq listing requirements, prevailing market conditions and general economic trends, and placed emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Stock Split. Management also considered the impact of the ratio on investor interest. The purpose of selecting the Split Ratio is to give management the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of the date of this Proxy Statement, after completion of the Reverse Stock Split, we will have 8,115,000 shares of common stock issued and 8,016,667 shares outstanding.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of common stock. The proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split.

The following table contains approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a 1:10 Reverse Stock Split, without giving effect to the issuance of any derivative securities, as of August 28, 2025.

	Current		1:10
Common stock Authorized		110,000,000		110,000,000
Common stock Issued		81,150,000		8,115,000
Common stock Outstanding		80,166,667		8,016,667
Number of Shares of Common Stock Reserved for Issuance(1)		28,850,000		2,885,000
Number of Shares of Common Stock Authorized but Unissued and Unreserved		—		99,000,000
Price per share, based on the closing price of our Common Stock on the Record Date(2)	$		$

____________

(1)      Includes shares reserved for issuance under the outstanding public and private warrants.

(2)      The price per share indicated reflects solely the application of the Split Ratio to the closing price of our common stock on the Record Date.

After the effective date of the Reverse Stock Split, our common stock would have a new CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on Nasdaq under the symbol “ABP”, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

Effect on Outstanding Derivative Securities

The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Split Ratio (all figures are as of August 28, 2025, and are on a pre-Reverse Stock Split basis), including:

•        6,936,603 shares of common stock issuable upon the exercise of options outstanding under the 2014 Stock Incentive Plan at a weighted average exercise price of $1.73 per share;

•        242,400 shares of common stock issuable upon the exercise of options outstanding under the 2024 Stock Incentive Plan at a weighted average exercise price of $0.32 per share;

•        533,229 shares issuable upon the vesting of Restricted Stock Units;

•        15,000,000 shares of common stock issuable upon exercise of public warrants;

•        13,850,000 shares of common stock issuable upon exercise of outstanding private warrants; and

•        825,000 shares issuable upon exercise of warrants issued to Ian Chan with the exercise price of $3.33 per share.

Unless otherwise indicated, the number of shares of our common stock outstanding as of August 28, 2025, and the other information based thereon:

•        Does not reflect 6,240,773 shares of our common stock issued or reserved for issuance under the 2024 Incentive Plan;

•        Does not reflect 6,936,603 shares of our common stock issuable upon the exercise of rollover stock options as of November 13, 2024, originally issued by Abpro Corporation with a weighted-average exercise price of $1.73 per share;

•        Does not reflect the exercise of Warrants to purchase up to 28,850,000 shares of our common stock;

•        Does not reflect 533,229 shares issuable upon the vesting of Restricted Stock Units;

•        Does not reflect the exercise of other warrants to purchase up to 850,000 shares of Common Stock issued to Ian Chan.

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effect on Equity Incentive Plans

As of August 28, 2025, we had 5,998,373 shares of common stock reserved for issuance pursuant to the exercise of outstanding options issued under the 2024 Incentive Plan. Pursuant to the terms of the 2024 Incentive Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2024 Incentive Plan to equitably reflect the effects of the Reverse Stock Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2024 Incentive Plan will be similarly adjusted.

Effective Date

The proposed Reverse Stock Split would become effective on the date of filing of the Reverse Stock Split Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Reverse Stock Split Charter Amendment. On the effective date, shares of common stock issued and outstanding shares of common stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Split Ratio set forth in this Proposal 3. If the proposed Reverse Stock Split Charter Amendment is not adopted and approved by our stockholders, the Reverse Stock Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

Record and Beneficial Stockholders

If the Reverse Stock Split is authorized by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares of common stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Stock Split. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Stock Split is authorized by the stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the Split Ratio. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our common stock would remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionally, based on the Split Ratio, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share of our common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Split Ratio. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Proposal 3 and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold our common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in its old shares of our common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of our common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

A stockholder of our common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation of the Board for Proposal 3

Pursuant to changes to Section 242 of the DGCL, which became effective on August 1, 2023 (the “DGCL Change”), the necessary stockholder vote to approve reverse stock splits and an increase in authorized share capital was reduced from a majority of outstanding shares entitled to vote, to a majority of votes actually cast at a meeting. In addition to reducing the required shareholder vote for approval of these actions, the DGCL Change has the effect of causing abstentions to have no effect on a stockholder vote. This reduced vote requirement only applies to companies (like ours) whose stock is listed on a national securities exchange and who would continue to meet the listing requirements of the exchange immediately after giving effect to such actions.

Pursuant to the DCGL Change, approval and adoption of this Proposal 3 requires the affirmative vote of at least a majority of votes actually cast at the meeting. Proposal 3 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 3. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 3.

The Board unanimously recommends that you vote FOR Proposal 3.

AUDIT COMMITTEE REPORT

The audit committee has reviewed and discussed with management our audited consolidated financial statements and “Management’s Report on Internal Control over Financial Reporting” in Item 9A included in the Annual Report.

The audit committee also discussed with Wolf the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The audit committee received the written disclosures and the letter from Wolf required by applicable requirements of the PCAOB regarding Wolf’s communication with the audit committee concerning independence and has discussed with Wolf their independence.

Based upon the review and discussions described above, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report for filing with the SEC. We have selected Wolf as our independent registered public accounting firm for the year ending December 31, 2025 and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.

Submitted by the Audit Committee of the Board:

Anthony D. Eisenberg, Chair
Soo Young Lee
Ian McDonald

The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 28, 2025, the number of shares of common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of common stock (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. There were 80,166,667 shares of common stock outstanding as of August 28, 2025.

Beneficial ownership is determined according to the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Unless otherwise indicated in the footnotes to the following table and subject to applicable community property laws, we believe that all persons named in the table below have, or may be deemed to have, sole voting and investment power with respect to all common stock to be beneficially owned by them. Shares that a person has the right to acquire within 60 days of August 28, 2025, are deemed issued and outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed issued and outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

Except as otherwise noted below, the address for persons or entities listed in the table is c/o Abpro Holdings, Inc., 100 Summit Drive, Burlington, MA 01803.

Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers
Ian Chan(1)	9,677,800	12.0%
J. Wook (Miles) Suk(3)	831,962	1.0%
Robert Markelewicz(4)	760,558	0.9%
Christian Zapf	—	—
Anthony D. Eisenberg(6)	—	—
Soo Young Lee(6)	—	—
Ian McDonald(6)	—	—
All executive officers and directors as a group (6 individuals)	11,270,312	13.7%

Greater than Five Percent Holders:
Abpro Bio International, Inc.(5)	16,507,334	20.6%
Ian Chan(1)	9,677,800	12.0%
Atlantic Coastal Acquisition Management II LLC(2)	17,332,268	18.4%

____________

(1)      Includes the issuance of 425,000 shares of common stock exercisable upon the exercise of Warrants at an exercise price of $3.33 per share (does not include the exercise of an additional 425,000 warrants and 60,600 options which are not exercisable within 60 days of the date of August 28, 2025).

(2)      Atlantic Coastal Acquisition Management II LLC, or the Sponsor, is the record holder of the shares reported herein. Shahraab Ahmad is the manager and the majority owner of the Sponsor. Accordingly, Mr. Ahmad may be deemed to beneficially own all of the shares held by the Sponsor. Mr. Ahmad disclaims beneficial ownership of any securities held by the Sponsor except to the extent of his pecuniary interest therein. Includes 13,850,000 shares of common stock underlying 13,850,000 warrants, at an exercise price of $3.83 per share, held by the Sponsor, which are exercisable within 60 days of the date of August 28, 2025.

(3)      Consists of (1) 212,162 shares of common stock held by Mr. Suk, (2) 6,300 shares of common stock underlying vested rollover RSUs held by Mr. Suk, and (3) 613,500 shares underlying rollover stock options that are currently exercisable and held by Biocelsus International Co Ltd., an entity controlled by Mr. Suk (does not include 500,000 shares underlying the restricted stock units which were not vested within 60 days of the date of August 28, 2025).

(4)      Includes 760,559 shares of common stock issuable pursuant to rollover options, which are exercisable within 60 days of August 28, 2025. Excludes 1,278 shares of common stock issuable pursuant to rollover options, which are not exercisable within 60 days of August 28, 2025.

(5)      The business address for Abpro Bio International, Inc. is 139, Techno jungang-daero, Yuga-myeon, Dalseong-gun, Daegu, Republic of Korea. Abpro Bio International, Inc. is a subsidiary of Abpro Bio Co. Ltd, a publicly traded company listed on the KOSDAQ market of the Korea Exchange (KOSDAQ: 195990).

(6)      Does not include 60,600 shares underlying the options which were not exercisable within 60 days of August 28, 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Other than as listed below, during 2023 and 2024, we were not a participant in any transaction or series of transactions in which the amount involved did exceed or may exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for 2023 and 2024 in which any directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members (each, a “Related Person”) had or will have a direct or indirect material interest, other than the compensation arrangements (including with respect to equity compensation) described in “Executive Compensation” beginning on page 35 and “Director Compensation” on page 14.

We intend to ensure that in accordance with the audit committee charter, that the audit committee shall conduct reasonable prior review and oversight of all related party transaction for potential conflicts of interest, except for transactions involving the compensation of executive officers or directors, which shall be overseen by the compensation committee.

Pre-Closing Related Party Transactions

ACAB

Founder Shares

In October 2021, the Sponsor purchased 7,187,500 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.0035 per share. Due to the underwriters’ election to partially exercise their overallotment option, 3,750 shares were forfeited. In October 2021, the Sponsor transferred 50,000 Founder Shares to each of Ms. Lord, Mr. Kahlon, Mr. Stanwood, Mr. Dove and Mr. Schiano, ACAB’s independent directors. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent approximately 20% of the outstanding shares upon completion of the ACAB IPO. On January 13, 2022, ACAB effectuated a 1.044-for-1 stock split, resulting in an aggregate of 7,503,750 founder shares outstanding and held by the Sponsor, Aperion Investment Group and certain directors of ACAB.

On April 18, 2023, the Sponsor, ACAB’s independent directors, and Apeiron Investment Group Ltd (collectively, the “Series B Holders”) voluntarily converted 7,499,999 shares of Series B common stock of ACAB they held as of such date into 7,499,999 shares of Series A common stock of the Company (the “Conversion”) in accordance with the charter amendment. With respect to shares of Series A common stock that they received as result of the Conversion, the Series B Holders (i) agreed that they would not vote such stock until after the closing of a business combination and (ii) acknowledged that such stock would not be entitled to any distribution from ACAB’s trust account. On December 15, 2023, ACAB held a special meeting of stockholders to approve a charter amendment proposal to further extend the date by which ACAB must consummate a business combination to September 19, 2024 (subject to additional approval by the ACAB Board (as defined below)). On December 13, 2023, holders of an aggregate of 2,768,301 shares of Series A common stock exercised, and did not reverse, their right to redeem their shares, and as a result, such holders received a payment of approximately $10.68 per share redeemed. On September 19, 2024, at a special meeting of the stockholders, the stockholders approved a proposal to amend ACAB’s Certificate of Incorporation to extend the date by which ACAB must complete its initial business combination from September 19, 2024 to October 19, 2024 and to allow ACAB, without another stockholder vote, to elect to extend the October 19, 2024 termination date by resolution of ACAB’s board of directors, if requested by the Sponsor, until November 19, 2024, unless the Closing shall have occurred prior thereto.

On September 19, 2024, holders of an aggregate of 126,122 shares of Series A common stock exercised, and did not reverse, their right to redeem their shares, and as a result, such holders received a payment of approximately $11.29 per share redeemed. As a result of the conversion and the results of the stockholder meetings described above, ACAB had an aggregate of 8,041,268 shares of Series A common stock outstanding and one (1) share of Series B common stock (held by the Sponsor) outstanding prior to the Business Combination.

Private Placement Warrants

The Sponsor purchased an aggregate of 13,850,000 private placement warrants at a price of $1.00 per warrant ($13,850,000 in the aggregate) in a private placement that occurred simultaneously with the closing of the ACAB IPO (the “Placement Warrants”). Each Placement Warrant entitled the holder thereof to purchase one share of

ACAB’s Series A common stock at a price of $11.50 per share. The Placement Warrants (including the Series A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Registration Rights

The holders of Founder Shares, Placement Warrants and any units the Sponsor or our officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to a Registration Rights Agreement dated January 13, 2022, by and among ACAB, the Sponsor and certain other securityholders of ACAB. The holders of a majority of these securities are entitled to make up to three demands that we register such securities. The holders of a majority of the units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Director and Officer Reimbursement

No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, was paid by ACAB to the Sponsor, officers and directors, or any of their respective affiliates, prior to, or in connection with any services rendered in order to effectuate, the consummation of the Business Combination, other than the repayment of any loans from the Sponsor, officers and directors for working capital purposes and reimbursement of any out-of-pocket expenses incurred in connection with activities on ACAB’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. ACAB did not have a policy that prohibited the Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. ACAB’s audit committee reviewed on a quarterly basis all payments that were made to the Sponsor, officers, directors or ACAB or their respective affiliates and determined which expenses and the amount of expenses that would be reimbursed. There was no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on ACAB’s behalf.

Related Party Notes

In October 2021, the Sponsor agreed to loan ACAB an aggregate of up to $250,000 to cover expenses related to the ACAB IPO pursuant to a promissory note (the “2021 Note”). The 2021 Note was non-interest bearing and payable upon the completion of the ACAB IPO. The outstanding borrowings under the 2021 Note in the amount of $149,539 were repaid on February 22, 2022.

On October 14, 2023 and November 14, 2023, ACAB issued unsecured promissory notes (the “Extension Promissory Notes”) to the Sponsor in the aggregate principal amounts of $80,000 and $80,000, respectively, in connection with monthly extensions of the deadline to consummate an initial business combination. These loans were consolidated under the Expense Advance Agreement described below and repaid in connection with the Business Combination.

Expense Advance Agreement

On May 30, 2024, ACAB and the Sponsor entered into an expense advancement agreement, pursuant to which the Sponsor agreed to advance to ACAB up to $600,000 in the aggregate, including previous amounts advanced from the Sponsor to ACAB, on an interest-free basis as may be necessary to cover working capital expenses, fund certain redemptions of the ACAB’s common stock and cover costs and expenses in connection with the consummation of ACAB’s proposed business combination. This agreement replaced the previous Extension Promissory Notes in the aggregate amount of $160,000.

As of September 30, 2024 and December 31, 2023, the Sponsor advanced to ACAB $2,270,051 and $1,655,000, respectively. The advances from the Sponsor did not accrue interest. At the Business Combination date, $2,000,000 of advances were converted into 600,601 shares of common stock of New Abpro and the remaining balance was repaid.

Promissory Note Issued to Shahraab Ahmad, CEO of ACAB

For more information about the Ahmad Promissory Note, see the subsection entitled “Certain Relationships and Related Party Transactions — Pre-Closing Related Party Transactions — Abpro Corporation — Promissory Note for Bridge Loan with Shahraab Ahmad, Chief Executive Officer of ACAB.”

Sponsor Letter Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor entered into an agreement with ACAB, the Company and Abpro Bio International, Inc. (the “Sponsor Letter Agreement”), whereby the Sponsor agreed to (i) retain 2.95 million shares of ACAB Series A common stock held by it, (ii) divide 2,458,333 shares of ACAB Series A common stock held by it among the Sponsor, who will be entitled to 491,667 of the shares, Abpro Corporation, who will be entitled to 983,333 of the shares, and Abpro Bio who will be entitled to 983,333 of the shares, for such party to use to obtain non-redemption commitments from ACAB stockholders or other capital for ACAB or the surviving company (with any shares unused for such purpose to be retained by such party) and (iii) forfeit the remainder of any ACAB Series A common stock and ACAB Series B common stock held by it. At Closing, the Sponsor forfeited 966,442 shares of common stock pursuant to the Sponsor Letter Agreement.

Deferred Underwriting Fee

On January 8, 2024, ACAB and Cantor entered into the Fee Reduction Agreement, pursuant to which Cantor has agreed to settle $10,290,000 of the deferred underwriting fees payable, resulting in a remainder of $6,000,000 of deferred underwriting fees payable (the “Reduced Deferred Fee”) by the Company to Cantor upon the Closing. The Reduced Deferred Fee was paid at Closing to Cantor in the form of 600,000 shares of common stock. The Fee Reduction Agreement only applied to the consummation of the Business Combination with Abpro Corporation.

Polar Subscription Agreement

On April 10, 2024, ACAB, Polar Multi-Strategy Master Fund (“Polar”), and the Sponsor entered into a subscription agreement (the “Polar Subscription Agreement”) pursuant to which Polar agreed to provide a capital contribution to the Sponsor in an aggregate amount of up to $360,000 (the “Capital Contribution”) in exchange for 1 share of ACAB’s Series A common stock held by the Sponsor for each $1 invested by Polar as of the closing of ACAB’s initial business combination, provided that the obligation to make capital contributions would terminate on November 19, 2024 (the date by which ACAB must consummate its initial business combination). Funds invested by Polar pursuant to the Polar Subscription Agreement would in turn will be loaned by the Sponsor to ACAB on an interest-free basis (the “SPAC Loan”) in order to fund ACAB’s working capital needs and other expenses in connection with the Business Combination. As of June 30, 2024, Polar funded $345,051 of the Capital Contribution to the Sponsor.

Upon the consummation of the Business Combination, ACAB paid to the Sponsor the principal amount outstanding under the SPAC Loan. In addition, Polar received from the Sponsor 360,000 shares of common stock, an amount equal to the Capital Contribution, which represented 1 share of common stock for each $10 invested by Polar as of the closing of the Business Combination.

Abpro Corporation

Abpro Bio International, Inc.

Abpro Bio International, Inc. (“Abpro Bio”) owns approximately 20.6% of the Company.

Abpro Bio Collaboration Agreement

Abpro Corporation entered into a Collaboration and License Agreement (the “Abpro Bio Collaboration Agreement”) in January 2020 with AbMed Corporation and Abpro Bio to develop and commercialize ABP-201 through a territorial partnership that granted Abpro Bio exclusive development and commercialization rights in the People’s Republic of China, Japan, South Korea, Southeast Asia (which for the purposes hereof means Philippines, Indonesia, Taiwan, Pakistan, India, Vietnam, Laos, Cambodia, Thailand, Myanmar and West Malaysia), the Middle East (which for the purposes hereof means Bahrain, Cyprus, Egypt, Iraq, Israel, Jordan, Kuwait, Lebanon,

Northern Cyprus, Oman, Palestine, Qatar, Saudi Arabia, Syria, Turkey, United Arab Emirates and Yemen), and the Commonwealth of Independent States (CIS) (which for the purposes hereof means Armenia, Azerbaijan, Belarus, Estonia, Georgia, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Moldova, Russia, Tajikistan, Turkmenistan, Ukraine and Uzbekistan).

Abpro Corporation agreed to form a joint steering committee to oversee the collaboration that includes representatives from both Abpro Corporation and Abpro Bio. Abpro Bio agreed to use commercially reasonable efforts to develop and commercialize a licensed product, including the achievement of certain milestones by certain dates. Under the Collaboration Agreement, Abpro Bio agreed to pay Abpro a double-digit percentage royalty in the low teens, tiered based on cumulative net sales by Abpro Bio, its affiliates or sublicensees beginning with the first commercial sale of a licensed product in its territory. Abpro Corporation is also entitled to payments totaling approximately $540 million, subject to the satisfaction of certain development and sales milestones. Abpro Corporation is responsible for patent prosecution and Abpro Bio has agreed to reimburse Abpro Corporation for patent costs in its licensed territory. Unless earlier terminated in accordance with its terms, the agreement with Abpro Bio remains in effect on a country-by-country basis until the later of (i) the expiration of patent claims that cover the licensed product in a country, (ii) 10 years after the first commercial sale of a licensed product in a country, and (iii) the expiration of regulatory exclusivity for a licensed product in a country. Abpro Corporation may terminate the agreement upon the occurrence of specified bankruptcy events relating to Abpro Bio or if Abpro Bio is in material default or breach of the agreement and does not cure within a specified notice and cure period. Abpro Bio may also terminate the agreement upon ninety (90) days’ written notice.

In connection with entering into the Abpro Bio Collaboration Agreement, Abpro Bio made a $30 million equity investment in Abpro Corporation.

Series E and Series F Preferred Stock Offerings

In 2020, Abpro Corporation issued and sold to Abpro Bio in a private placement an aggregate of 3,303,966, or 100%, of Abpro Corporation’s Series E Redeemable Convertible Preferred Stock at a purchase price of $9.08 per share for an aggregate purchase price of approximately $30.0 million. Each share of Series E Redeemable Convertible Preferred Stock was automatically converted into one share of common stock upon closing of the Business Combination.

In 2022, Abpro Corporation issued and sold to Abpro Bio in a private placement an aggregate of 444,444, or 80%, of Abpro Corporation’s Series F Redeemable Convertible Preferred Stock at a purchase price of $18.00 per share for an aggregate purchase price of approximately $8.0 million. Each share of Series F Redeemable Convertible Preferred Stock was automatically converted into one share of common stock upon closing of the Business Combination.

2023 Promissory Note

On October 18, 2023, Abpro Corporation issued a Promissory Note for the benefit of Abpro Bio in the principal amount of up to $6 million for expenses incurred in connection with the Business Combination and for Abpro Corporation operating expenses. Amounts borrowed under the Promissory Note plus accrued interest are due and payable on the earlier of (i) the closing of the Business Combination and (ii) April 18, 2025. The Promissory Note accrues interest at 5% per annum until the maturity date and 7% thereafter. At the Closing in connection with a private placement to PIPE investors (the “PIPE Offering”), the outstanding $4.2 million on the Promissory Note was cancelled, and Abpro Bio invested an addition $2.0 million in cash, resulting in a total of 1,867,401 shares of common stock being issued to Abpro Bio (including incentive shares).

Related Party Promissory Notes

On December 29, 2023, Abpro Corporation issued a Promissory Note for the benefit of Ian Chan in the principal amount of $176,625. Amounts borrowed under the Promissory Note plus accrued interest were due and payable on the earlier of (i) the closing of the Business Combination and (ii) June 29, 2025. The Promissory Note accrues interest at 5% per annum until the maturity date and 7% thereafter. As of December 31, 2024, $23,584 of principal was outstanding.

On December 29, 2023, Abpro Corporation issued a Promissory Note for the benefit of Eugene Chan in the principal amount of $123,638. Amounts borrowed under the Promissory Note plus accrued interest were due and payable on the earlier of (i) the closing of the Business Combination and (ii) June 29, 2025. The Promissory Note accrues interest at 5% per annum until the maturity date and 7% thereafter. The principal amount of this Promissory Note was outstanding at December 31, 2024.

Consulting Agreement

On January 1, 2023, Abpro Corporation entered into a consulting agreement with NEM LLC, whose sole member is Eugene Chan, Abpro Corporation’s Chairman. The Consulting Agreement provides for annual payment of $250,000 paid monthly, and a possible performance bonus of up to 50%. The Consulting Agreement has a term of twelve (12) months, and automatically renews for additional 12-month terms thereafter unless cancelled by either party. Either party may terminate the agreement with sixty (60) days’ notice to the other party. This agreement was terminated during the year ended December 31, 2024. At December 31, 2024, the unpaid amount under the consulting agreement to the executive was approximately $189,000.

Promissory Note Agreement with Executive

On April 18, 2024, Abpro Corporation entered into a promissory note agreement with Ian Chan to receive up to $2,158,000 in funding. Between April 2024 and the Closing, Abpro Corporation received $1,998,000 in advances from the executive. These advances accrue interest at 7.5% per annum through the maturity date and at 9.5% per annum after the maturity date if any amounts then remain outstanding. All advances, plus accrued interest, were due and payable on the earlier of (i) the closing of the Business Combination and (ii) November 19, 2024. This promissory note agreement included early repayment provisions which state that if in any calendar month prior to the closing of the Business Combination, Abpro Corporation receives capital or cash flows from another party, then the executive will be paid 10% of such proceeds prior to any other obligations that the Company may have until the principal and interest have been repaid. At the closing of the Business Combination, the Company issued 600,000 shares of common stock to Ian Chan in satisfaction of the promissory note. Pursuant to the terms of the promissory note, Abpro Corporation agreed to cause to be issued to Ian Chan a number of New Abpro stock options or warrants in an amount equal to the outstanding principal amount of such promissory note. On February 7, 2025, the Company issued warrants to purchase 850,000 shares of common stock (the “Ian Chan Warrants”) in full satisfaction of such agreement to issue stock options or warrants. The Ian Chan Warrants are exercisable for $3.33 per share on or before the tenth anniversary of the issuance. Of the Ian Chan Warrants, 425,000 are exercisable upon issuance, 200,000 are exercisable upon the first anniversary of issuance, and the final 225,000 are exercisable on the second anniversary of issuance.

Promissory Note for Bridge Loan with Shahraab Ahmad, Chief Executive Officer of ACAB

On August 16, 2024, Abpro Corporation issued a Promissory Note to Shahraab Ahmad, Chief Executive Officer of ACAB, pursuant to which Abpro Corporation received a bridge loan in the principal amount of $103,000 from Mr. Ahmad (the “Bridge Loan”). The Bridge Loan matures on the earlier of (i) November 20, 2024 and (ii) the successful closing of the de-SPAC transaction contemplated by the Business Combination Agreement (the “Ahmad Note Maturity Date”). On the Ahmad Note Maturity Date, the sum of $206,000, including $103,000 principal, will be payable by Abpro Corporation to Mr. Ahmad. On the Closing Date, the Bridge Loan was cancelled and replaced with a promissory note to ACAB providing for the payment of $103,000 principal on the Closing Date.

Indemnification of Our Directors and Officers

Our restated certificate of incorporation provides that we must indemnify and advance expenses to our directors and officers to the full extent authorized by the DGCL.

Concurrently with the Closing, we entered into indemnification agreements with each of our directors and executive officers. Such agreements may require us, among other things, to advance expenses and otherwise indemnify our executive officers and directors against certain liabilities that may arise by reason of their status or service as executive officers or directors, to the fullest extent permitted by law. We intend to enter into indemnification agreements with any new directors and executive officers in the future.

The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, any provision of our restated certificate of incorporation, our amended and restated bylaws, agreement, vote of stockholders or disinterested directors or otherwise. Notwithstanding the foregoing, we shall not be obligated to indemnify a director or officer in respect of a proceeding (or part thereof) instituted by such director or officer, unless such proceeding (or part thereof) has been authorized by the Board pursuant to the applicable procedure outlined in our restated certificate of incorporation.

Post-Closing Related Party Transactions

Severance Agreement

On November 21, 2024, we entered into a severance agreement with an executive (the “Severance Agreement”). Pursuant to the terms of the Severance Agreement, we made a severance payment of $221,000 upon execution of the agreement. The Severance Agreement supersedes and extinguishes all other agreements between the executive and the Company.

Payment to Sponsor

On December 24, 2024, we made a payment of $574,000 to the Sponsor in accordance with the terms of the BCA.

Other Material Interests Relating to the Business Combination

ACAB’s directors and officers will be eligible for continued indemnification and continued coverage under ACAB’s directors’ and officers’ liability insurance for six years after the Closing Date pursuant to the Business Combination Agreement.

Procedures with Respect to Review and Approval of Related Person Transactions

Our Code of Business Conduct and Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of the Sponsor or our officers or directors including (i) an entity that is either a portfolio company of, or has otherwise received a material financial investment from, any private equity fund or investment company (or an affiliate thereof) that is affiliated with any of the foregoing, (ii) an entity in which any of the foregoing or their affiliates are currently passive investors, (iii) an entity in which any of the foregoing or their affiliates are currently officers or directors, or (iv) an entity in which any of the foregoing or their affiliates are currently invested through an investment vehicle controlled by them, unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions on the type of target business we are seeking to acquire, and the approval of a majority of our disinterested independent directors that the business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to the Sponsor, our officers or directors, or any of their respective affiliates, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is), other than the repayment of any loans from the Sponsor, officers and directors for working capital purposes and reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

EXECUTIVE OFFICERS

The following table provides the name, age and position of each of our executive officers as of the record date. Certain biographical information for each executive officer follows the table.

Name	Age	Position
J. Wook (Miles) Suk(3)	56	Chief Executive Officer, Director and Chairman of the Board
Robert Markelewicz	44	Chief Medical Officer

Jin Wook (Miles) Suk has served as the Chief Executive Officer of New Abpro since March 2025 and as a member of the Board of New Abpro since the Business Combination, and previously served as a member of Abpro Corporation’s board of directors since January 2020 and as Co-Chief Executive Officer since September 2024. From September 2011 to September 2019, Mr. Suk served on the board of directors, and as a senior director and advisor, of Gan & Lee Pharmaceuticals Co., Ltd., a public pharmaceutical company specializing in the development, production, and commercialization of insulin analogs and medical devices. Mr. Suk co-founded Bio CND Inc., a pharmaceutical company, which was later acquired. Mr. Suk also has extensive experience in licensing, strategic alliance, and co-development deals at LG Life Sciences, Ltd., a company engaged in manufacturing, supply, and distribution of pharmaceutical products, animal health products and specialty chemicals. Mr. Suk earned a B.S. in Microbiology from Michigan State University. We believe that Mr. Suk’s business experience, and his previous service on the board of directors of a public company in the industry, qualify him to serve as a member of the board of directors.

Robert J. Markelewicz, Jr., M.D., M.M.Sc., has served as the Chief Medical Officer of New Abpro since the Business Combination, and previously served as the Chief Medical Officer of Abpro Corporation since June 2018. Prior to that, he was Senior Medical Director at Celgene Corporation, a cancer and immunology pharmaceutical company, from December 2014 to July 2018, and Medical Director at Parexel International Corporation, a provider of biopharmaceutical services, from December 2012 to December 2014. Dr. Markelewicz is a Diplomate of the American Board of Nuclear Medicine and an Allopathic Physician in the State of Rhode Island and the Commonwealth of Massachusetts. Dr. Markelewicz received an Sc.B. in Biology, an M.M.Sc. in Medical Science and an M.D. from Brown University.

Election of Officers

Our executive officers are currently elected by the Board on an annual basis and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

We are currently considered an “emerging growth company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table, as well as limited narrative disclosures regarding executive compensation for our last two completed fiscal years and an Outstanding Equity Awards at Fiscal Year End Table for our last completed fiscal year. These reporting obligations extend only to the following “named executive officers,” who are the individuals who served as our principal executive officer and the next two most highly compensated executive officers at the end of the fiscal year 2024.

This section discusses material components of the executive compensation programs for New Abpro’s executive officers who area named in the “Summary Compensation Table” below. In 2024, New Abpro’s “named executive officers” and their positions were as follows:

•        Miles Suk, Chief Executive Officer and Chairman of the Board;

•        Ian Chan, our former Chief Executive Officer;

•        Robert Markelewicz, Chief Medical Officer; and

•        Christian Zapf, the former Senior Vice President Corporate Development and former General Counsel of Abpro Corporation.

Prior to the consummation of the Business Combination, none of the officers or directors of ACAB received any compensation for services rendered to the Company. The Sponsor, and the Company’s officers, directors and their respective affiliates were reimbursed for out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The compensation of the named executive officers presented below represents compensation paid to the named executive officers by Abpro Corporation prior to the Business Combination and is not representative of the compensation to be paid to the named executive officers of New Abpro as a public company, but is presented solely to provide our stockholders with a basis to understand the historical compensation paid to our named executive officers.

Other than as set forth in the table and described more fully below, during the fiscal year ended December 31, 2024, Abpro Corporation did not pay any fees to, make any equity awards or non-equity awards to, or pay any other compensation to the named executive officers. The compensation reported in this summary compensation table below is not necessarily indicative of how we will compensate our named executive officers in the future. In connection with the Business Combination, each of our named executive officers executed a new employment agreement, which agreements provide for increased base salaries and target annual bonus opportunities. We expect that we will continue to review, evaluate and modify our compensation framework as a result of becoming a publicly traded company, and our compensation program could vary significantly from our historical practices in the future

This discussion may contain forward-looking statements that are based on New Abpro’s current plans, considerations, expectations, and determinations regarding future compensation programs.

Summary Compensation Table

The following table contains information pertaining to the compensation of New Abpro’s named executive officers for the years ending December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option awards ($)(3)	Total ($)
Miles Suk	2024	—	—	—	—	(5)
Chief Executive Officer and Chairman(4)	2023	—	—	—	—
Ian Chan	2024	521,754	—	—	521,754
Former Chief Executive Officer	2023	502,917	270,000	—	772,917
Robert Markelewicz	2024	483,577	—	—	483,577
Chief Medical Officer	2023	466,118	80,000	—	546,118
Christian Zapf	2024	258,433	—	—	258,433
Former Senior Vice President of Corporate Development and Former General Counsel of Abpro Corporation(6)	2023	338,337	—	—	338,337

____________

(1)      The amounts in this column represent the amount of base salary earned for service during 2023 and 2024. The following base salary amounts for 2023 were accrued but unpaid as of December 31, 2023: $9,925 for Mr. Chan, $9,198 for Dr. Markelewicz and $6,677 for Mr. Zapf. The following base salary amounts for 2024 were accrued but unpaid as of December 31, 2024: $4,253 for Mr. Chan, $3,942 for Dr. Markelewicz and $0 for Mr. Zapf.

(2)      The amounts in this column represent the amount of bonus earned for service during 2023 and 2024. The bonus amounts for 2023 were accrued but unpaid in 2024. No bonus was declared for 2024.

(3)      No stock options were awarded to the named executive officers in 2023 and 2024.

(4)      Executive compensation information for the year ended December 31, 2023, is not provided, as the individual was not a named executive officer for that period.

(5)      Prior to the Closing of the Business Combination in October 2024, Abpro Corporation’s board of directors approved and recommended the grant of 260,000 RSUs with standard vesting to Miles Suk, to be issued by New Abpro upon the satisfaction of any required action by the compensation committee of New Abpro and filing of a Form S-8 covering the subject RSUs. New Abpro’s compensation committee has not yet approved such grant.

(6)      Mr. Zapf resigned from his position as SVP of Corporate Development and General Counsel of Abpro Corporation effective September 23, 2024, prior to the Closing of the Business Combination.

Narrative Disclosure to the Summary Compensation Table

Elements of Compensation

The compensation of our NEOs generally consists of base salary, annual cash bonus opportunities, long term incentive compensation in the form of equity awards and other benefits, as described below.

Base Salary

The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. Each NEO’s initial base compensation was specified in their employment agreement, as described below, and is reviewed (and, if applicable, adjusted) from time to time by New Abpro’s board of directors.

Bonus

The NEOs are eligible for a performance-based cash bonus opportunity. Each executive’s target bonus is set annually by New Abpro’s compensation committee.

Long Term Equity Incentives

New Abpro’s equity-based incentive awards are designed to align their interests and the interests of their stockholders with those of their employees and consultants, including the NEOs. The New Abpro board of directors or compensation committee approves equity grants.

Executive Compensation Arrangements

Abpro Corporation entered into an employment agreement with Mr. Chan and employment offer letters with Dr. Markelewicz and Mr. Zapf, the material terms of which are summarized below. The Company does not have a formal executive compensation arrangement with Mr. Suk.

Robert Markelewicz Jr.

On June 11, 2018, Abpro Corporation provided Robert Markelewicz Jr. with an offer letter setting forth the terms and conditions of his employment as Senior Vice President, Head of Clinical Research and Development, which provides for a base salary of $420,000, a discretionary bonus with a specified annual target amount of 40% of his annual base salary, a $35,000 signing bonus, and eligibility to participate in employee benefit programs established by Abpro Corporation. Pursuant to the offer letter, Dr. Markelewicz was also granted 233,500 stock options that vest in full upon a change in control. The offer letter also provides that in the event Dr. Markelewicz is terminated without cause (as defined below), that he is eligible to receive severance consisting of six months of continued base compensation, provided that he sign a separation agreement and release prepared by Abpro Corporation, and provided that he sign a confidentiality, non-compete and non-solicitation agreement, which contains (i) customary confidentiality provisions, (ii) a non-compete covenant for one year post-termination of employment, and (iii) non-solicit covenants relating to employees and customers for 24 months and 18 months post-termination of employment, respectively. The offer letter defines “cause” as (i) poor work performance, as determined by Abpro Corporation, (ii) misconduct, as determined by Abpro Corporation, or (iii) any conduct that Abpro Corporation deems materially harmful to its business, interests, or reputation.

Christian Zapf

On November 5, 2020, Abpro Corporation provided Christian Zapf with an offer letter setting forth the terms and conditions of his employment as Senior Vice President of Corporate Development and General Counsel, which provides for a base salary of $325,000, a discretionary bonus with a specified annual target amount of 35% of his annual base salary, and eligibility to participate in employee benefit programs established by Abpro Corporation. Mr. Zapf was granted 180,000 stock options as consideration for entering into Abpro Corporation’s Employee Non-Solicitation, Non-Competition, Confidentiality and Assignment Agreement, which contains (i) customary invention assignment and confidentiality provisions and (ii) non-compete and non-solicit covenants for one year post-termination of employment. Mr. Zapf resigned from his position as Senior Vice President of Corporate Development and General Counsel of Abpro Corporation effective September 23, 2024, prior to the Closing of the Business Combination.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding option and restricted stock unit awards for each named executive officer as of December 31, 2024. All awards were granted pursuant to the 2014 Stock Incentive Plan.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ian Chan	3/21/2019	577,500	(1)	—	(1)	1.73	3/21/2029	—	—		—	—
	6/19/2020	777,100	(2)	—	(2)	1.67	6/19/2030	—	—		—	—
	4/14/2021	721,700	(3)	65,612	(3)	1.63	4/14/2031	—	—		—	—
	2/18/2022	557,600	(4)	229,637	(4)	1.63	2/18/2032	—	—		—	—
Miles Suk	2/18/2022	613,500	(5)	—	(5)	1.63	2/18/2032	—	—		—	—
	4/14/2021	—		—		—	—	4,262	7,629	(6)	—	—
Robert Markelewicz	9/28/2018	538,600	(7)	—		1.73	9/28/2028	—	—		—	—
	12/19/2018	98,900	(8)	—		1.73	12/19/2028	—	—		—	—
	6/19/2020	40,800	(2)	—	(2)	1.67	6/19/2030	—	—		—	—
	4/14/2021	65,500	(3)	5,965	(3)	1.63	4/14/2031	—	—		—	—
	2/18/2022	7,200	(4)	2,984	(4)	1.63	2/18/2032	—	—		—	—

____________

(1)      This option became fully vested and exercisable on April 6, 2022.

(2)      This option became fully vested and exercisable on June 19, 2024.

(3)      This option vests as follows: 25% vested on April 14, 2022 and the remaining 75% becomes vested in 36 equal monthly installments thereafter, subject to continued service through each vesting date.

(4)      This option vests as follows: 25% vested on April 14, 2022 and the remaining 75% becomes vested in 36 equal monthly installments thereafter, subject to continued service through each vesting date.

(5)      This option became fully vested and exercisable on June 18, 2022. Options are held by Biocelsus International Co Ltd., an entity controlled by Mr. Suk.

(6)      Calculated in accordance with Instruction 3 to Regulation S-K Item 402(p)(2). The closing market price of the Company’s common stock on December 31, 2024, was $1.79 per share.

(7)      This option became fully vested and exercisable on August 27, 2022.

(8)      This option became fully vested and exercisable on December 12, 2022.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned shares of New Abpro common stock as of [•], 2025, the record date for the Annual Meeting, and our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

Why does the Company need to hold an annual meeting of stockholders?

The Annual Meeting is being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) states that a listed company must have an annual stockholders’ meeting during each fiscal year. Further, pursuant to Section 211 of the Delaware General Corporation Law, Delaware corporations are required to hold an annual meeting for the election of directors.

How do I attend the Annual Meeting online?

We will host the Annual Meeting exclusively live online. Any stockholder can attend the Annual Meeting live online and submit questions during the meeting at https://www.cstproxy.com/abpro/[•]. To enter the Annual Meeting, you will need the 12-digit control number included in your proxy card (if you received a printed copy of the proxy materials). Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at https://www.cstproxy.com/abpro/[•]. We encourage you to access the meeting prior to the start time. Online check-in will begin at [•] a.m., Eastern Time, and you should allow ample time for the check-in procedures.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, there were 80,166,667 shares of the Company’s common stock outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this proxy statement.

Each holder of common stock is entitled to one vote per share of common stock held.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for 10 days before the meeting at our principal place of business, 100 Summit Drive, Burlington, MA 01803, between the hours of 9:00 a.m. and 5:00 p.m. local time.

How do I vote my shares without attending the Annual Meeting?

If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or, if you received a proxy card by mail, by mail as described below. Stockholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.

•        You may vote by using the Internet. The address of the website for Internet voting is https://www.cstproxy.com/abpro/[•]. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [•], 2025, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•        You may vote by telephone. The toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [•], 2025, the day before the Annual Meeting. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•        You may vote by mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on [•], 2025, the day before the Annual Meeting.

When you vote by any of the above methods, you appoint Miles Suk, our Chief Executive Officer, as your representative (or proxyholder) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxyholders will vote your shares at the Annual Meeting as you have instructed him.

In addition, the proxyholder, in his discretion, is further authorized to vote (a) for the election of a person to the Board if a nominee named in this proxy statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

How do I vote at the Annual Meeting?

We will be hosting the Annual Meeting live via webcast. Any stockholder can attend the Annual Meeting live online at https://www.cstproxy.com/abpro/[•]. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•        Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.cstproxy.com/abpro/[•].

•        Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.cstproxy.com/abpro/[•] on the day of the Annual Meeting.

•        Webcast starts at [•] a.m., Eastern Time.

•        You will need your 12-digit control number to enter the Annual Meeting.

•        Stockholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•        You may submit a subsequent proxy by using the Internet, by telephone or by mail with a later date;

•        You may deliver a written notice that you are revoking your proxy to the Secretary of Abpro Holdings, Inc. at 100 Summit Drive, Burlington, MA 01803; or

•        You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please contact technical support as directed on the virtual meeting website.

How many votes do you need to hold the Annual Meeting?

Under our amended and restated bylaws, a quorum will be present if the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is represented in person or by proxy at the Annual Meeting. Under Delaware law, if the board of directors of a company so authorizes, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a stockholders meeting. The Board has so authorized. On the record date, there were 80,166,667 shares of common stock entitled to vote. Therefore, for us to have a quorum, shares entitled to 40,083,334 votes must be represented by stockholders present at the Annual Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Sodali & Co. (“Sodali”) to act as our proxy solicitor in connection with the proposals to be acted upon at the Annual Meeting. For such services, we will pay Sodali an estimated fee of $11,000 plus reasonable expenses.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

•        Proposal 1:    To re-elect one Class I director nominated by our Board and named in this proxy statement to serve until our 2028 annual meeting of stockholders;

•        Proposal 2:    To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2025; and

•        Proposal 3:    To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio of one-for-ten.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name.    If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank.    Brokers, banks or other nominees who hold shares of our common stock or preferred stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 and Proposal 3 are the only routine matters in this proxy statement. Therefore, your broker has the discretion to vote your shares on Proposal 2 and Proposal 3 but does not have discretion to vote your shares on Proposal 1.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1:    Re-election of Class I director.

With respect to the election of the nominee for director, you may:

•        vote FOR the election of the nominee for director; or

•        WITHHOLD your vote for the nominee for director.

Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning the nominee who is properly nominated in accordance with our amended and restated bylaws and receives the highest FOR votes will be elected. Only votes cast FOR a nominee will be counted. An instruction to WITHHOLD authority to vote for a nominee will result in the nominee receiving fewer votes but will not count as a vote against the nominee. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Proposal 2:    Ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2025.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 2. For Proposal 2 to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST Proposal 2 and will have no effect on the proposal.

Proposal 3:    Approval of Reverse Stock Split

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 3. For Proposal 3 to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST Proposal 3 and will have no effect on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote FOR the director nominee, FOR Proposal 2 and FOR Proposal 3.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•        Proposal 1:    FOR the re-election of the nominee for director;

•        Proposal 2:    FOR the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2025; and

•        Proposal 3:    FOR the approval of an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio of one-for-ten (Proposal 3).

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this proxy statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

What happens if a director nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either:

•        reduce the number of directors that serve on the Board; or

•        designate a substitute nominee.

If the Board designates a substitute nominee, the proxyholders will exercise their discretion as described above and vote for the substitute nominee.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors and employees will not be paid any additional compensation for soliciting proxies. In addition, we may also retain one or more third parties to aid in the solicitation of brokers, banks and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Why are we holding a virtual meeting this year?

We believe this format provides expanded access, improved communication, and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe that hosting a virtual meeting is in the best interests of the Company and our stockholders.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.

How can I find New Abpro’s proxy materials and Annual Report on the Internet?

This proxy statement and the Annual Report are available at our corporate website at www.abpro.co. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at https://www.cstproxy.com/abpro/[•], which does not have “cookies” that identify visitors to the site.

How do I obtain a separate set of New Abpro’s proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the proxy statement or the Annual Report mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the proxy materials at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This proxy statement and the Annual Report are available on our investor relations website located at http://investorrelations.abpro.co. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.

Whom should I call if I have any questions?

If you have any questions, would like additional New Abpro proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, Abpro Holdings, Inc., by mail at 100 Summit Drive, Burlington, MA 01803, by telephone at 1-800-396-5890 or by email at ir@abpro.co.

Can I submit a proposal for inclusion in the proxy statement for the 2026 annual meeting?

Our stockholders may submit proper proposals (other than the nomination of directors) for inclusion in our proxy statement and for consideration at our 2026 annual meeting of stockholders by submitting their proposals in writing to the Secretary of New Abpro in a timely manner. To be considered for inclusion in our proxy materials for the 2026 annual meeting of stockholders, stockholder proposals must:

•        be received by the Secretary of New Abpro no later than the close of business on [•], 2025 (which is the 120th day prior to the first anniversary of the date that we released this proxy statement to our stockholders for this Annual Meeting); and

•        otherwise comply with the requirements of Delaware law, Rule 14a-8 of the Exchange Act and our amended and restated bylaws.

If we change the date of the 2026 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2026 annual meeting of stockholders.

Can I submit a nomination for director candidates and proposals not intended for inclusion in the proxy statement for the 2026 annual meeting?

Our stockholders who wish to (a) nominate persons for election to the Board at the 2026 annual meeting of stockholders or (b) present a proposal at the 2026 annual meeting of stockholders, but who do not intend for such proposal to be included in our proxy materials for such meeting, must deliver written notice of the nomination or proposal to Abpro Holdings, Inc., at 100 Summit Drive, Burlington, MA 01803, Attention: Secretary, no earlier than [•], 2026 and no later than [•], 2026. However, if the 2026 annual meeting of stockholders is held earlier than [•], 2026 or later than [•], 2026, nominations and proposals must be received no later than the close of business on the later of (a) the 90th day prior to the 2026 annual meeting of stockholders and (b) the 10th day following the day we first publicly announce the date of the 2026 annual meeting. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our amended and restated bylaws.

Where can I obtain a copy of the Company’s amended and restated bylaws?

A copy of our amended and restated bylaw provisions governing the notice requirements set forth above may be obtained by writing to the Secretary of the Company. A current copy of our amended and restated bylaws is also available at our corporate website at www.abpro.co. Such requests and all notices of proposals and director nominations by stockholders should be sent to Abpro Holdings, Inc., 100 Summit Drive, Burlington, MA 01803, Attention: Secretary.

OTHER MATTERS

This proxy statement and the Annual Report are available at our corporate website at www.abpro.co. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at https://www.cstproxy.com/abpro/[•], which does not have “cookies” that identify visitors to the site.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this proxy statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

As previously noted, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is available at https://www.cstproxy.com/abpro/[•]. The Annual Report does not include exhibits (other than certain certifications) but does include a list of exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our Annual Report for a charge of 10 cents per page. Please direct your request to Abpro Holdings, Inc. 100 Summit Drive, Burlington, MA 01803, Attn: Secretary.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations
Abpro Holdings, Inc.
100 Summit Drive
Burlington, MA 01803
1-800-396-5890
ir@abpro.co

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

The form of proxy card and this proxy statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

The Board of Directors of Abpro Holdings, Inc.
Woburn, Massachusetts
          , 2025

APPENDIX A

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF ABPRO HOLDINGS, INC.

Abpro Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:

1. The name of the Company is Abpro Holdings, Inc.

2. The Certificate of Incorporation of the Company is amended by replacing Article IV with the following:

“A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 111,000,000 shares. 110,000,000 shares shall be Common Stock, each having a par value of $0.0001. 1,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company (the “Board of Directors”) is hereby expressly authorized to provide for the issue of any or all of the unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each ten shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.0001 par value per share (the “New Common Stock”), without any action by the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split. Each book entry position that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined; provided, that each person holding of record a book entry position that represented shares of Old Common Stock shall receive, a new book entry position evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

D. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Company for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (this “Restated Certificate”) (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock

A-1

if the holders of such affected series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other such series of Preferred Stock, to vote thereon by law or pursuant to this Restated Certificate (including any certificate of designation filed with respect to any series of Preferred Stock).

E. The Reverse Stock Split shall not affect the total number of shares of capital stock, including the Common Stock, that the Corporation is authorized to issue, which shall remain as set forth under this Article IV.”

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective as of [•] p.m., Eastern Time on [•], 202[•].

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be duly executed in its corporate name as of the [•]th day of [•], 202[•].

ABPRO HOLDINGS, INC.
By:
Name:
Title:

A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025 Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail ABPRO HOLDINGS, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on xxxxxxxxxxxxx, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online general meeting, you will need your 12 digit control number to vote electronically at the general meeting. To attend the general meeting, visit: https://www.cstproxy.com/XXXXXXXXXX MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this 1. To re-elect one Class I director: (1) Ian McDonald FOR WITHHOLD 2. To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2). FOR AGAINST ABSTAIN 3. To approve an amendment to the Company’s certificate of incorporation (as amended and restated, the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (“common stock”), at a ratio of one-for-ten; and 4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. CONTROL NUMBER Signature Signature, if held jointly Date2025. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2025 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of Abpro Holdings, Inc. to be held on XXXXX XX, 2025 To view the 2025 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/XXXXXXXX FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ABPRO HOLDINGS, INC. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated XXXXXXXXX, 2025 in connection with the annual meeting of stockholders (the “Meeting”) of Abpro Holdings, Inc. to be held on XXXXXXXX, 2025, at XX:00 a.m. Eastern time, and hereby appoints Miles Suk, the attorney and proxy of the undersigned, with power of substitution, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)